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                                                                  EXHIBIT (1)(Q)


                                  THE RBB FUND, INC.

                            ARTICLES SUPPLEMENTARY TO THE
                                       CHARTER


         THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of thirty billion (30,000,000,000) shares of common stock, par value $.001 per share, has adopted a unanimous resolution increasing the number of shares of common stock that are classified (but not increasing the aggregate number of authorized shares) into separate classes by:

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class II Common Stock (BEA International Equity Investor Fund);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value


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    $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class JJ Common Stock (BEA Emerging Markets Equity Investor Fund);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class KK Common Stock (BEA High Yield Investor Fund);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class LL Common Stock (BEA Global Telecommunications Investor Fund);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one


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    hundred thousand dollars ($100,000), as Class MM Common Stock (BEA
    International Equity Advisor Fund);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class NN Common Stock (BEA Emerging Markets Equity Advisor Fund);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class OO Common Stock (BEA High Yield Advisor Fund);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class PP Common Stock (BEA Global Telecommunications Advisor Fund);


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         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class QQ Common Stock (Boston Partners Large Cap Value Fund Institutional Portfolio);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class RR Common Stock (Boston Partners Large Cap Value Fund Investor Portfolio);

         classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class SS Common Stock (Boston Partners Large Cap Value Fund Advisor Portfolio);

         SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and


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terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

         A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

         THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

         FOURTH: Immediately before the increase in the number of shares of common stock that have been classified into separate classes:

              (a) the Corporation had authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

              (b) the number of shares of each authorized class of common stock was as follows:

Class A - one hundred million (100,000,000), par value $.001 per share;

Class B - one hundred million (100,000,000), par value $.001 per share;


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Class C - one hundred million (100,000,000), par value $.001 per share;

Class D - one hundred million (100,000,000), par value $.001 per share;

Class E - five hundred million (500,000,000), par value $.001 per share;

Class F - five hundred million (500,000,000), par value $.001 per share;

Class G - five hundred million (500,000,000), par value $.001 per share;

Class H - five hundred million (500,000,000), par value $.001 per share;

Class I - one billion  (1,000,000,000), par value $.001 per share;

Class J - five hundred million (500,000,000), par value $.001 per share;

Class K - five hundred million (500,000,000), par value $.001 per share;

Class L - one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M - five hundred million (500,000,000), par value $.001 per share;

Class N - five hundred million (500,000,000), par value $.001 per share;


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Class O - five hundred million (500,000,000), par value $.001 per share;

Class P - one hundred million (100,000,000), par value $.001 per share;

Class Q - one hundred million (100,000,000), par value $.001 per share;

Class R - five hundred million (500,000,000), par value $.001 per share;

Class S - five hundred million (500,000,000), par value $.001 per share;

Class T - five hundred million (500,000,000), par value $.001 per share;

Class U - five hundred million (500,000,000), par value $.001 per share;

Class V - five hundred million (500,000,000), par value $.01 per share;

Class W - one hundred million (100,000,000), par value $.001 per share;

Class X - fifty million (50,000,000), par value $.001 per share;

Class Y - fifty million (50,000,000), par value $.001 per share;

Class Z - fifty million (50,000,000), par value $.001 per share;

Class AA -    fifty million (50,000,000), par value $.001 per share;

Class BB -    fifty million (50,000,000), par value $.001 per share;


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Class CC -    fifty million (50,000,000), par value $.001 per share;

Class DD -    one hundred million (100,000,000), par value $.001 per share;

Class EE -    one hundred million (100,000,000), par value $.001 per share;

Class FF -    fifty million (50,000,000), par value $.001 per share;

Class GG -    fifty million (50,000,000), par value $.001 per share;

Class HH -    fifty million (50,000,000), par value $.001 per share;

Class Alpha 1 -    seven hundred million (700,000,000), par value $.001 per
                   share;

Class Alpha 2 -    two hundred million (200,000,000), par value $.001 per
                   share;

Class Alpha 3 -    five hundred million (500,000,000), par value $.001 per
                   share;

Class Alpha 4 -    one hundred million (100,000,000), par value $.001 per
                   share;

Class Beta 1 -     one million (1,000,000), par value $.001 per share;

Class Beta 2 -     one million (1,000,000), par value $.001 per share;


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Class Beta 3 -     one million (1,000,000), par value $.001 per share;

Class Beta 4 -     one million (1,000,000), par value $.001 per share;

Class Gamma 1 -    one million (1,000,000), par value $.001 per share;

Class Gamma 2 -    one million (1,000,000), par value $.001 per share;

Class Gamma 3 -    one million (1,000,000), par value $.001 per share;

Class Gamma 4 -    one million (1,000,000), par value $.001 per share;

Class Delta 1 -    one million (1,000,000), par value $.001 per share;

Class Delta 2 -    one million (1,000,000), par value $.001 per share;

Class Delta 3 -    one million (1,000,000), par value $.001 per share;

Class Delta 4 -    one million (1,000,000), par value $.001 per share;

Class Epsilon 1 -  five hundred million (1,000,000), par value $.001 per share;

Class Epsilon 2 -  one million (1,000,000), par value $.001 per share;


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Class Epsilon 3 -  one million (1,000,000), par value $.001 per share;

Class Epsilon 4 -  one million (1,000,000), par value $.001 per share;

Class Zeta 1 -     one million (1,000,000), par value $.001 per share;

Class Zeta 2 -     one million (1,000,000), par value $.001 per share;

Class Zeta 3 -     one million (1,000,000), par value $.001 per share;

Class Zeta 4 -     one hundred million (1,000,000), par value $.001 per share;

Class Eta 1 -      one million (1,000,000), par value $.001 per share;

Class Eta 2 -      one million (1,000,000) par value $.001 per share;

Class Eta 3 -      one million (1,000,000), par value $.001 per share;

Class Eta 4 -      one million (1,000,000), par value $.001 per share;

Class Theta 1 -    one million (1,000,000), par value $.001 per share;

Class Theta 2 -    one million (1,000,000), par value $.001 per share;


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Class Theta 3 -    one million (1,000,000), par value $.001 per share; and

Class Theta 4 -    one million (1,000,000), par value $.001 per share,

for a total of twelve billion three hundred seventy-eight million
(12,378,000,000) shares classified into separate classes of common stock.

         After the increase in the number of shares of common stock that have been classified into separate classes:

              (c) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

              (d) the number of authorized shares of each class is now as follows:



Class A - one hundred million (100,000,000), par value $.001 per share;

Class B - one hundred million (100,000,000), par value $.001 per share;

Class C - one hundred million (100,000,000), par value $.001 per share;

Class D - one hundred million (100,000,000), par value $.001 per share;


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Class E - five hundred million (500,000,000), par value $.001 per share;

Class F - five hundred million (500,000,000), par value $.001 per share;

Class G - five hundred million (500,000,000), par value $.001 per share;

Class H - five hundred million (500,000,000), par value $.001 per share;

Class I - one billion (1,000,000,000), par value $.001 per share;

Class J - five hundred million (500,000,000), par value $.001 per share;

Class K - five hundred million (500,000,000), par value $.001 per share;

Class L - one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M - five hundred million (500,000,000), par value $.001 per share;

Class N - five hundred million (500,000,000), par value $.001 per share;

Class O - five hundred million (500,000,000), par value $.001 per share;

Class P - one hundred million (100,000,000), par value $.001 per share;


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Class Q - one hundred million (100,000,000), par value $.001 per share;

Class R - five hundred million (500,000,000), par value $.001 per share;

Class S - five hundred million (500,000,000), par value $.001 per share;

Class T - five hundred million (500,000,000), par value $.001 per share;

Class U - five hundred million (500,000,000), par value $.001 per share;

Class V - five hundred million (500,000,000), par value $.001 per share;

Class W - one hundred million (100,000,000), par value $.001 per share;

Class X - fifty million (50,000,000), par value $.001 per share;

Class Y - fifty million (50,000,000), par value $.001 per share;

Class Z - fifty million (50,000,000), par value $.001 per share;



Class AA -    fifty million (50,000,000), par value $.001 per share;

Class BB -    fifty million (50,000,000), par value $.001 per share;

Class CC -    fifty million (50,000,000), par value $.001 per share;



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Class DD -    one hundred million (100,000,000), par value $.001 per share;

Class EE -    one hundred million (100,000,000), par value $.001 per share;

Class FF -    fifty million (50,000,000), par value $.001 per share;

Class GG -    fifty million (50,000,000), par value $.001 per share;

Class HH -    fifty million (50,000,000), par value $.001 per share;

Class II -    one hundred million (100,000,000), par value $.001 per share;

Class JJ -    one hundred million (100,000,000), par value $.001 per share;

Class KK -    one hundred million (100,000,000), par value $.001 per share;

Class LL -    one hundred million (100,000,000), par value $.001 per share;

Class MM -    one hundred million (100,000,000), par value $.001 per share;

Class NN -    one hundred million (100,000,000), par value $.001 per share;

Class OO -    one hundred million (100,000,000), par value $.001 per share;


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Class PP -    one hundred million (100,000,000), par value $.001 per share;

Class QQ -    one hundred million (100,000,000), par value $.001 per share;

Class RR -    one hundred million (100,000,000), par value $.001 per share;

Class SS -    one hundred million (100,000,000), par value $.001 per share;



Class Alpha 1 -    seven hundred million (700,000,000), par value $.001 per
                   share;

Class Alpha 2 -    two hundred million (200,000,000), par value $.001 per
                   share;

Class Alpha 3 -    five hundred million (500,000,000), par value $.001 per
                   share;

Class Alpha 4 -    one hundred million (100,000,000), par value $.001 per
                   share;

Class Beta 1 -     one million (1,000,000), par value $.001 per share;

Class Beta 2 -     one million (1,000,000), par value $.001 per share;

Class Beta 3 -     one million (1,000,000), par value $.001 per share;

Class Beta 4 -     one million (1,000,000), par value $.001 per share;


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Class Gamma 1 -    one million (1,000,000), par value $.001 per share;

Class Gamma 2 -    one million (1,000,000), par value $.001 per share;

Class Gamma 3 -    one million (1,000,000), par value $.001 per share;

Class Gamma 4 -    one million (1,000,000), par value $.001 per share;

Class Delta 1 -    one million (1,000,000), par value $.001 per share;

Class Delta 2 -    one million (1,000,000), par value $.001 per share;

Class Delta 3 -    one million (1,000,000), par value $.001 per share;

Class Delta 4 -    one million (1,000,000), par value $.001 per share;

Class Epsilon 1 -  one million (1,000,000), par value $.001 per share;

Class Epsilon 2 -  one million (1,000,000), par value $.001 per share;

Class Epsilon 3 -  one million (1,000,000), par value $.001 per share;

Class Epsilon 4 -  one million (1,000,000), par value $.001 per share;


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Class Zeta 1 -     one million (1,000,000), par value $.001 per share;

Class Zeta 2 -     one million (1,000,000), par value $.001 per share;

Class Zeta 3 -     one million (1,000,000), par value $.001 per share;

Class Zeta 4 -     one million (1,000,000), par value $.001 per share;

Class Eta 1 -      one million (1,000,000), par value $.001 per share; Class
                   Eta 2 - one million (1,000,000) par value $.001 per share;

Class Eta 3 -      one million (1,000,000), par value $.001 per share;

Class Eta 4 -      one million (1,000,000), par value $.001 per share;

Class Theta 1 -    one million (1,000,000), par value $.001 per share;

Class Theta 2 -    one million (1,000,000), par value $.001 per share;

Class Theta 3 -    one million (1,000,000), par value $.001 per share;

Class Theta 4 -    one million (1,000,000), par value $.001 per share;


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for a total of thirteen billion four hundred seventy-eight million
(13,478,000,000) shares classified into separate classes of common stock.


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         IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed and attested in its name and on its behalf by its President and Secretary on __________, 1996.



                                  THE RBB FUND, INC.

ATTEST:





_________________________         By:_________________________
Morgan R. Jones                      Edward J. Roach
Secretary                            President


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         THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                             ______________________________
                             Edward J. Roach
                             President


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